Fees Summary	Feb. 26, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	114,546.00
Total Transaction Valuation	829,437,965.00
Total Offset Amount	0.00
Net Fee	$ 114,546.00